SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                  AMENDMENT NO. 1
                                        TO
                                     FORM 8-K





                                  CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)    May 15, 1996

                            Illinois Central Railroad Company
                Exact name of Registrant as specified in its charter




        Delaware                 1-7092                 36-2728842
(State or other jurisdiction   (Commission           (IRS Employer
    of incorporation            File Number)          Identification No.)





455 North Cityfront Plaza Drive, Chicago, Illinois        60611-5504
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code (312) 755-7500



Item 5.  Other Events

          This Amendment to Form 8-K dated May 15, 1996 is being filed to amend the Pro Forma Statements included in the original filing. See Item 7 and page P-1.



Item 7.  Financial Statements and Exhibits

(a)       Pro Forma financial information
               See Index at page 4

(c)       Exhibits
               See Exhibit Index at E-1.

                                  SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.







                                     ILLINOIS CENTRAL RAILROAD COMPANY



                                           John V. Mulvaney
                                              Controller








Date: July 15, 1996

                ILLINOIS CENTRAL RAILROAD COMPANY AND SUBSIDIARIES

                   INDEX TO PRO FORMA FINANCIAL INFORMATION


Pro Forma Financial Information . .          . . . . . .  P-1

Pro Forma Condensed Consolidated Statement of Income for
 the Three Months Ended March 31, 1996.          . . . .  P-2

Notes to Pro Forma Condensed Consolidated Statements of
  Income for the Three Months Ended March 31, 1996  . .   P-3

Pro Forma Condensed Consolidated Balance Sheet at
  March 31, 1996.  . . . . . . . . . .. . . . . . . . .   P-4

Notes to Pro Forma Condensed Consolidated Balance
 Sheet at March 31, 1996  .          . . . . . . . . . .  P-5

Pro Forma Condensed Consolidated Statement of Income for
 the year Ended December 31, 1995 .          . . . . . .  P-6

Notes to Pro Forma Condensed Consolidated Statement of
  Income for the year Ended December 31, 1995          .  P-7



                       PRO FORMA FINANCIAL INFORMATION


General

          The following unaudited pro forma condensed consolidated statements of income of Illinois Central Corporation and Subsidiaries ("IC") for the twelve months ended December 31, 1995 and the three months ended March 31, 1996 (the "Pro Forma Income Statements") and the pro forma condensed consolidated balance sheet of IC as of March 31, 1996 (the "Pro Forma Balance Sheet") (together the "Pro Forma Statements") were prepared to illustrate the estimated effects of the acquisition of CCP Holdings, Inc. ("CCPH") by IC (the "Acquisition")(See Below). The Pro Forma Statements reflect the use of the purchase method of accounting. The Pro Forma Income Statements assume that the Acquisition occurred as of January 1, 1995 and January 1, 1996, respectively. The Pro Forma Balance Sheet assumes that the Acquisition occurred on March 31, 1996. The total purchase cost, including fees and expenses, has been allocated to the assets and liabilities of CCPH based on their book values as no studies, evaluations or other investigations have occurred or will be conducted until closing.

          The unaudited Pro Forma Statements have been presented for informational purposes only, are not indicative of what IC's actual results of operations or financial conditions would have been had the Acquisition occurred as of January 1,1995 or January 1, 1996, respectively or at March 31, 1996 and do not purport to indicate IC's consolidated results of operations for any future date or period or financial position at any future date. In accordance with recent interpretations of Article 11 of Regulation S-X, no adjustments have been made to reflect revised operating policies and procedures, reduced employment levels and lower materials expense as a result of IC's intended operating plan for CCPH. Management believes that this plan would have lowered operating expenses approximately $1.7 million for the three months ended March 31, 1996 and approximately $6.9 million for the year ended December 31, 1995. Additionally, the pro forma information presented does not include $4.5 million in one-time severance costs. Likewise, anticipated revenue synergies have not been quantified and are not included.

          The unaudited pro forma adjustments are based upon available information and upon certain assumptions. The unaudited Pro Forma Statements and the accompanying notes should be read in conjunction with the selected historical consolidated financial statements of IC and CCPH, including the notes thereto. IC's financial statements are contained in its Form 10-Q for the three months ended March 31, 1996 (File No. 1-10720) filed with the Commission on May 10, 1996 and its Annual Report on Form 10-K for the year ended December 31, 1995 (File No. 1-10720) filed with the Commission on March 11, 1996. The historical audited consolidated financial statements of CCPH as of December 31, 1995 and 1994 and for each of the three years ended December 31, 1995 and the unaudited consolidated financial statements of CCPH as of March 31, 1996 and for the three months ended March 31, 1996 and 1995 are contained in the IC's Form 8-K dated as of May 15, 1996 (SEC File No. 1-10720).
The Acquisition

          On January 17, 1996, IC announced a definitive agreement for the acquisition of CCPH. The announced purchase price was approximately $125 million in cash, and the assumption of approximately $14 million in net debt, and approximately $18 million of capitalized lease obligations. The cash price is adjusted for any unscheduled prepayments of long-term debt prior to closing. Additionally, the actual purchase price is subject to various potential adjustments for up to one year after the closing date.
The application for the required approval of the Surface Transportation Board (the "STB") was filed January 31, 1996. On April 30, 1996, the STB announced they had voted in favor of the acquisition. Formal written approval was issued May 13, 1996, and is effective June 13, 1996. The transaction actually closed on that date.

          IC is purchasing the stock of CCPH from CCPH's three stockholders and will account for the acquisition using the purchase method of accounting. CCPH has two principal operating subsidiaries
- - the Chicago Central and Pacific Railroad (CCPR") and the Cedar River Railroad ("CRR") - which together comprise a Class II Railroad system operating 850 miles of road. CCPR operates from Chicago west to Omaha, Nebraska, with connecting lines to Cedar Rapids and Sioux City, Iowa. CRR runs from Waterloo, Iowa north to Albert Lea, Minnesota.

          The Pro Forma Statements herein are based on the announced purchase price and historical information referred to above which was the only information available at May 15, 1996. Pro Forma financial statements based on the actual purchase price (see below) will be filed by IC upon the completion of an audit and appraisal of CCPH as of June 13, 1996.

          The actual purchase price was $144.5 million in cash
(including $1.6 million of Seller's expenses), the assumption of approximately $5 million in debt, and approximately $18 million of capitalized lease obligations.

          IC used its existing bank credit lines and funds received from its operating subsidiary, the Illinois Central Railroad Company (the "Railroad") to fund the acquisition. The Railroad used proceeds from its issuance of commercial paper to provide the monies needed to make a dividend of $50.0 million and $59.9 million loan to IC.

                 ILLINOIS CENTRAL CORPORATION AND SUBSIDIARIES
           Pro Forma Condensed Consolidated Statement of Income
                    Three Months Ended March 31, 1996
                                ($ in millions)
                                  (Unaudited)

                                           ADJUSTMENTS/
                           IC        CCPH  ELIMINATIONS   Pro Forma

 Revenues             $    162.3  $   21.6  $             $    183.9
 Operating expenses        102.0      12.2       0.8 (1)       115.0
 Operating income           60.3       9.4      (0.8)           68.9
 Interest expense, net      (7.7)     (0.8)      0.3 (2)
                                                (1.9)(3)      (10.1)
 Other income, net           0.3       0.2                       0.5
 Income before income
  taxes                     52.9       8.8      (2.4)           59.3

 Provision for income
  taxes                     19.8       3.5      (0.9)(4)        22.4

 Net income           $     33.1  $    5.3  $   (1.5)     $     36.9

 Income per share     $     0.54                          $     0.60

 Weighted average
 number of shares of
 common stock and
 common stock
 equivalents
 outstanding          61,742,614                          61,742,614


See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income

                                    P-2

                   ILLINOIS CENTRAL CORPORATION AND SUBSIDIARIES

      NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                OF INCOME
                         THREE MONTHS ENDED MARCH 31, 1996

The following is a summary of the adjustments/eliminations reflected in the unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 1996.

1) Amortization of Goodwill calculated on the difference between the price of $125 million and the book value of stockholders' equity ($54.1 million) on January 1, 1996 as adjusted for the amortization of acquisition liability for severance and amortized over 25 years. Actual Goodwill will be determined following the closing of the acquisition and the complete valuation of the assets and liabilities existing upon closing. The amortization period of 25 years is based on preliminary evaluation of asset lives and could change.

2) Elimination of CCPH's interest expense on the portion of the beginning debt balance assumed paid off with cash available on January 1, 1996, of approximately $15.8 million.

3) Increased interest expense caused by the additional borrowings required to finance the acquisition. Approximately $100 million will be financed at IC's subsidiary, Illinois Central Railroad Company. Approximately $25 million will be financed by IC using its bank lines.

     4)   Reflects the tax effects of Pro Forma adjustments.

                ILLINOIS CENTRAL CORPORATION AND SUBSIDIARIES

                Pro Forma Condensed Consolidated Balance Sheet

                          As of March 31, 1996

                            ($ in millions)
                              (Unaudited)

                                               ADJUSTMENTS /
 Assets:                      IC        CCPH   ELIMINATIONS   Pro Forma

Cash and cash equivalents  $   11.1   $   6.8      (5.0)(2)    $   12.9
Other current assets          102.9      21.0      (0.2)(4)       123.7
Investments                    13.3         -                      13.3
Properties, net             1,292.6     114.3                   1,406.9
Goodwill                                           77.1 (1)
                                                    4.5 (3)        81.6
Other assets                   15.3       0.4                      15.7

Total assets               $1,435.2   $ 142.5      76.4        $1,654.1


Liabilities and Stockholders' Equity:

Current liabilities        $  189.1   $  26.7       4.5 (3)    $
                                                   (1.3)(2)
                                                   (0.2)(4)       218.8
Long-term debt                387.4      21.9     136.5 (1)
                                                   (3.7)(2)       542.1
Deferred taxes                252.7      25.8                     278.5
Other liabilities             114.9       8.7                     123.6

Stockholders' equity          491.1      59.4     (59.4)(1)       491.1

 Total liabilities and stock-
  holders' equity           $1,435.2   $ 142.5      76.4       $1,654.1

See accompanying Notes to the Unaudited Pro Forma Condensed
Consolidated Balance Sheet.

                                  P-4

                   ILLINOIS CENTRAL CORPORATION AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                          AS OF MARCH 31, 1996


     The following is a summary of the adjustments/eliminations reflected in the unaudited Pro Forma Condensed Consolidated Statement of Financial Position as of March 31, 1996.

1)   Reflects the acquisition of 100% of the stock of CCP.

2)   Assumes CCP's cash is used to reduce acquired bank debt.

3)   Reflects anticipated severance costs of $4.5 million.

4)   Eliminates intercompany car hire balances at March 31, 1996.


               ILLINOIS CENTRAL CORPORATION AND SUBSIDIARIES
         Pro Forma Condensed Consolidated Statement of Income
                      Year Ended December 31, 1995
                           ($ in millions)
                             (Unaudited)

                                               ADJUSTMENTS/
                           IC Corp     CCPH   ELIMINATIONS     Pro Forma
Revenues               $    643.8  $   76.0   $              $    719.8
Operating expenses          413.3      53.0         3.4 (1)       469.7
Operating income            230.5      23.0        (3.4)          250.1
Interest expense, net       (29.5)     (4.1)        0.3 (2)
                                                   (7.4)(3)      (40.7)
Other income, net            (0.2)      0.9                         0.7

Income before income taxes   200.8      19.8       (10.5)         210.1

Provision for income taxes    71.0       7.9        (3.9)(4)       75.0

Income before extraordinary
 item, net              $    129.8  $   11.9      $    (6.6)   $  135.1

Income per share before
 extraordinary item     $     2.06                             $   2.15

Weighted average number
 of shares of common
 stock and common stock
 equivalents
 outstanding             62,885,121                          62,885,121


    See accompanying Notes to the Unaudited Pro Forma Condensed
Consolidated Statement of Income

                                P-6


          NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                         STATEMENT OF INCOME
                    YEAR ENDED DECEMBER 31, 1995

The following is a summary of the adjustments/eliminations reflected in the unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1995.

1) Amortization of Goodwill calculated on the difference between the price of $125 million and the book value of stockholders' equity ($43.9 million) on January 1, 1995 as adjusted for amortization of acquisition liability for severances and amortized over 25 years. Actual Goodwill will be determined following the closing of the acquisition and the complete valuation of the assets and liabilities existing upon closing. The amortization period of 25 years is based on preliminary evaluation of asset lives and could change.

2) Elimination of CCPH's interest expense on the portion of the beginning debt balance assumed paid off with cash available on January 1, 1995, of approximately $3.8 million.

3) Increased interest expense caused by the additional borrowings required to finance the acquisition. Approximately $100 million will be financed at IC's subsidiary, Illinois Central Railroad Company. Approximately $25 million will be financed by IC using its bank lines.

     4)   Reflects the tax effects of Pro Forma adjustments.


               ILLINOIS CENTRAL RAILROAD COMPANY & SUBSIDIARIES

                            EXHIBIT INDEX


Exhibit Index           Description               Sequential Page  No.

   23.1          Consent of Arthur Andersen LLP          (A)



(A)  Included herein but not reproduced